UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 9, 2004

MetLife, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851

(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188

(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX
UNDERWRITING AGREEMENT
PRICING AGREEMENT
ELEVENTH SUPPLEMENTAL INDENTURE
OPINION OF LEBOEUF, LAMB, GREENE & MACRAE, L.L.P.

Item 8.01. Other Events.

     On December 1, 2004, MetLife, Inc., a Delaware corporation, entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference), and (ii) a pricing agreement relating to £350 million aggregate principal amount of 5.375% senior notes due December 9, 2024 (the “Senior Notes”) (attached hereto as Exhibit 1.2 and incorporated herein by reference), each among MetLife, Inc., Deutsche Bank AG London, HSBC Bank plc, The Royal Bank of Scotland, Barclays Bank PLC and BNP Paribas, as underwriters (the “Underwriters”), pursuant to which the Underwriters agreed to purchase the Senior Notes from MetLife, Inc.

     Senior Notes being offered and sold outside the United States are being offered and sold in reliance upon Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). It has been estimated that up to £35 million, the equivalent of $66,755,000, of the Senior Notes initially offered and sold outside the United States may be resold in the United States from time to time in transactions requiring registration under the Securities Act. Such securities will be offered and sold pursuant to the shelf registration statement on Form S-3 (registration nos. 333-112073, 333-112073-01 and 333-112073-02) under the Securities Act filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 21, 2004, as amended on March 4, 2004, and a prospectus supplement dated December 1, 2004 and accompanying prospectus dated March 4, 2004.

     The terms of the Senior Notes are set forth in an indenture dated as of November 9, 2001 (the “Original Indenture”) (previously filed as an exhibit to a Form 8-K filed by MetLife, Inc. with the Commission on November 28, 2001 and incorporated herein by reference), as supplemented by an Eleventh Supplemental Indenture dated as of December 9, 2004 (attached hereto as Exhibit 4.1 and incorporated herein by reference).

Item 9.01. Financial Statements and Exhibits.

     The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement.

(c) 1.1	Underwriting Agreement dated December 1, 2004 among MetLife, Inc. and the Underwriters.

1.2	Pricing Agreement dated December 1, 2004, among MetLife, Inc. and the Underwriters, relating to the Senior Notes.

4.1	Eleventh Supplemental Indenture dated as of December 9, 2004 between MetLife, Inc. and J.P. Morgan Trust Company,
National Association (as successor to Bank One Trust Company, N.A.), as trustee, relating to the Senior Notes.

4.2	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., a limited liability partnership including professional corporations.

23.1	Consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P., a limited liability partnership including professional corporations (included in Exhibit 5.1 above).

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MetLife, Inc.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Senior Vice-President and Secretary

Date: December 9, 2004

EXHIBIT INDEX

Exhibit
Number	Exhibit
1.1	Underwriting Agreement dated December 1, 2004 among MetLife, Inc. and the Underwriters.

1.2	Pricing Agreement dated December 1, 2004, among MetLife, Inc. and the Underwriters, relating to the Senior Notes.

4.1	Eleventh Supplemental Indenture dated as of December 9, 2004 between MetLife, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as trustee, relating to the Senior Notes.

4.2	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., a limited liability partnership including professional corporations.

23.1	Consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P., a limited liability partnership including professional corporations (included in Exhibit 5.1 above).